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                                                                   Exhibit 10.21


                            LETTER AMENDMENT NO. 3

                                  AND WAIVER

                                      to

                  Amended and Restated Master Shelf Agreement


                                              As of June 29, 2001


The Prudential Insurance Company
 of America
U.S. Private Placement Fund
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

          We refer to the Amended and Restated Master Shelf Agreement dated as of February 14, 2000, as amended by the Letter Amendment No. 1 thereto dated as of July 31, 2000 and by Letter Amendment No. 2 dated as of March 30, 2001 (as so amended, the "Agreement"), among the undersigned, TransMontaigne Inc. (the "Company"), and The Prudential Insurance Company of America ("Prudential") and U.S. Private Placement Fund (collectively, the "Purchasers"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          The Company has advised the Purchasers that it desires to amend the Agreement in order to make certain prepayments under the Bank Agreement and to permit certain cash Distributions to be made without the Company's being required to satisfy the Consolidated Fixed Charges coverage requirements that apply to certain other cash Distributions. The Purchasers have agreed to amend the relevant provisions of the Agreement to permit the foregoing.

1. Amendments to the Agreement. Subject to the accuracy of the representations and warranties set forth in paragraph 3 hereof and satisfaction of the conditions set forth in paragraph 4(c) hereof, the Agreement is, effective as of the date first above written, hereby amended as follows:

     (a) Paragraph 6B. Distributions. Paragraph 6B of the Agreement is amended by adding thereto a clause (iv) to read as follows:

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          (iv)      So long as immediately before and after giving effect
     thereto no Default exists, the Company may make a prepayment of principal with respect to the Indebtedness evidenced by the Term Notes (as defined in the Bank Agreement) under the Bank Agreement in an amount not to exceed $93,218,750 (inclusive of any principal with respect to the Indebtedness under the Bank Agreement prepaid pursuant to paragraph 4A(3) in June 2001).

          Paragraph 6B of the Agreement is further amended by amending the last paragraph thereof to read in its entirety as follows:

                    Notwithstanding paragraph 6B(iii), cash Distributions are not permitted under paragraph 6B(iii) unless, after giving effect to any such Distribution, the ratio (expressed as a percentage) of the Consolidated EBITDA of the Company and its Subsidiaries to Consolidated Fixed Charges of the Company and its Subsidiaries, in each case for the fiscal quarter in which such Distribution is proposed to occur, equals or exceeds 125%, as demonstrated in a certificate of the Company signed by a Financial Officer delivered to the holders prior to any such Distribution.

2. Waiver. The Purchasers waive any Event of Default that arises under paragraph 4A(2) of the Agreement by virtue of the prepayment in respect of the Term Notes under the Bank Agreement on June 29, 2001 as contemplated by paragraph 6B(iv) of the Agreement, as amended by this letter amendment.

3. Consent of Guarantors. Each Guarantor under the Guarantee contained in paragraph 11 of the Agreement hereby consents to this letter amendment and hereby confirms and agrees that such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, the letter amendment, all references in such Guarantee to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by this letter amendment.

4. Representations and Warranties. In order to induce you to enter into this letter amendment, each of the Obligors hereby represents and warrants that: (a) each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct on and as of the date hereof, except to the extent of changes caused by the transactions herein contemplated; (b) the counterpart of the amendment to the Bank Agreement furnished by the Company to the Purchasers and reflecting amendments to the Bank Agreement that are in substance parallel to those in this letter amendment is true and complete; and (c) there has been no payment of any amount and no increase in, or additional types of, the rate of interest, breakage costs or any other fees, costs, expenses or other amounts payable with respect to the Bank Agreement in consideration of the amendment to the Bank Agreement described in the foregoing clause (b), except for the prepayment of Indebtedness to be made under the Bank Agreement that


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is contemplated by the first amendment to paragraph 6B of the Agreement set forth above in this letter amendment.

5.   Miscellaneous.

     (a) Effect on Agreement. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, and each reference in the Security Documents to "the Shelf Agreement" "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement. This letter amendment shall be a Loan Document.

     (b) Counterparts. This letter amendment may be executed in any number of counterparts (including those transmitted by facsimile) and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment. Delivery of this letter amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.

     (c) Effectiveness. This letter amendment shall become effective as of the date first above written when and if each of the conditions set forth in this subparagraph (c) shall have been satisfied.

          (I) Executed Counterparts. Counterparts of this letter amendment shall have been executed by the Company, each Guarantor and you.

          (II) No Default or Event of Default. After giving effect to the amendments effected hereby, no Default or Event of Default under the Agreement shall have occurred and be continuing.

          (III) Bank Agreement Modifications. The covenants of the Company set forth in the Bank Agreement shall have been amended to incorporate the modifications substantially similar to the modifications contained in this letter amendment, all upon terms satisfactory to the Purchasers (and by their execution of this letter amendment the Purchasers agree and acknowledge that the modifications embodied by the final form of that certain Amendment No. 3 to Fourth Amended and Restated Credit Agreement of even date herewith furnished to the Purchasers by the Company is satisfactory to them).


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          (IV) Bank Consent. The Required Lenders under, and as defined in, the
     Bank Agreement shall have consented to the modifications to the Agreement effected by this letter amendment.

     (d) Expenses. The Company confirms its agreement, pursuant to paragraph 12B of the Agreement, to pay promptly all expenses of the Purchasers related to this letter amendment and all matters contemplated by this letter amendment, including without limitation all fees and expenses of the Purchasers' special counsel and any local or other counsel retained by the Collateral Agent.

     (e) Governing Law. THIS LETTER AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

     [Remainder of page intentionally left blank; signature pages follows]



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         If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning a counterpart of this letter amendment to TransMontaigne Inc., 370 17th Street, Suite 2750, Denver, Colorado 80202, Attention of Harold R. Logan, Jr.

                                     Very truly yours,

                                     TRANSMONTAIGNE INC.

                                     By: /s/ Donald H. Anderson
                                         ----------------------
                                             Donald H. Anderson, President

                                     Guarantors

                                     TRANSMONTAIGNE PIPELINE INC.
                                     TRANSMONTAIGNE TERMINALING INC.
                                     TRANSMONTAIGNE PRODUCT SERVICES INC.

                                     By: /s/ Donald H. Anderson
                                         ----------------------
                                         Donald H. Anderson,
                                         Chief Executive Officer of each of the
                                         foregoing corporations


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Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
   OF AMERICA

By:  /s/ Ric E. Abel
     ---------------
                Vice President

U.S. PRIVATE PLACEMENT FUND

By:     Prudential Private Placement
        Investors, L.P., Investment Advisor

        By:     Prudential Private Placement
                Investors, Inc., its General Partner

By:  /s/ Ric E. Abel
     ---------------
                Vice President



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